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                                 EXHIBIT 10-4


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                                                                             1

                               LEASE

This Lease is made the 23rd day of September 1991 BETWEEN Her Majesty Elizabeth the Second, by the Grace of God, of the United Kingdom of Great Britain and Northern Ireland and of Anguilla and of all Her other Territories, Queen, acting by Brian George John Canty, OBE, Governor of Anguilla, under and by virtue of section 75 of the Constitution of Anguilla (hereinafter in this Lease referred to as "the Crown") of the ONE PART and Casablanca Resorts Development of Anguilla Limited a company incorporated under the laws of Anguilla having its registered office at Merrywing, Anguilla (hereinafter in this Lease called "the Lessee") of the OTHER PART.________________________________________


WHEREAS The Government is desirous of having all that property commonly referred to as Merrywing developed into a luxury tourist resort in accordance with its established developmental policies_________


AND WHEREAS The Lessee has indicated to the Government its willingness to lease and develop Merrywing into a luxury tourist resort in accordance with the Government's developmental policies and the Government has resolved to advise the Governor of Anguilla in right of the Crown to grant a lease of the said land to the Lessee, subject to the terms, covenants and conditions hereinafter set forth__________


NOW THEREFORE THIS LEASE WITNESSETH:

Demise   1.   (a) In consideration of the expenses to be incurred by the
                  Lessee in the erection of the buildings and the carrying out of the works hereinafter mentioned and of the rents and covenants on the part of the Lessee hereinafter reserved and contained the Crown hereby demises unto the Lessee ALL THAT land situate at Merrywing, Anguilla as is more particularly described in the First Part of the Schedule hereto and as shown for the purposes of identification edged in red on the plan marked `A' attached hereto having an area of thirty seven (37) acres or thereabouts and also the partly constructed buildings now thereon (hereinafter called the demised premises) together with all rights of way or easements appurtenant thereto excepting and reserving unto the Crown, its servants and




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                                                                             2

                  licensees and the public in general the right to pass and repass with or without vehicles or animals for all purposes and at all times over and along the roads marked in green on the said plan marked `A' and reserving unto the Crown all mines and minerals including sand and gravel and all timber and other trees under or upon the demised premises TO HOLD the same unto the Lessee from the Date Hereof for a term of ninety
Habendum nine years Paying Therefor the rents reserved and described in the Second Part of the Schedule Hereto:
Proviso Provided that no estate or interest in the road or roads or footpaths on or adjacent to the demised premises is or shall be deemed to be included in this demise.______________
              (b) The Lessee shall pay at the execution of this Lease hereof the sum of US$350,000 for the purchase of the buildings (as is) on the demised premises receipt whereof of the said sum the Crown hereby acknowledges:_______________________________


Lessee's 2.   The Lessee hereby covenants with the Crown as follows:

Covenants     (1) To pay the said reserved rents on the days and in the
                  manner set forth in the Second Part of the Schedule.

              (2) To pay all existing and future rates, taxes, assessments and outgoings now or hereafter imposed upon the demised premises, or any part thereof._______________________________

              (3) Not less than one month before commencement of the works described as "Phase I" of the development works in the Third Part of the Schedule hereto to submit for approval by the Crown the plans drawings and specifications in respect of Phase I and thereafter to submit plans, drawings and specifications in respect of each successive Phase of the development works described as aforesaid.____________________

              (4) At its own expense to erect the buildings and carry out the works (hereafter referred to as the development works) on the demised premises described in the Third Part of the Schedule hereto and to comply at all times during the term of this demise with all the requirements as to the time,




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                                                                             3

                  manner and nature of the development works set out in the said part of the Schedule, and in accordance with plans designs and drawings submitted to the Crown for approval.____________

              (5) Upon completion of the part of the development works
                  comprised in "Phase I", "Phase II" and "Phase III" respectively, individually and as the case may be jointly of the development as described in the Third Part of the Schedule hereto and at all times thereafter during the term of this demise to operate on the demised premises a luxury resort complex comprising a hotel of not less than 114 rooms, private homes for permanent residence and villas, providing tourist accommodation of a type and nature commensurate with internationally accepted standards required of luxury tourist accommodation provided that the Lessee shall not construct and operate any private homes for permanent residence or villas until at least 114 hotel rooms shall have been completed and are operational.__________________________________________

              (6) Not to use or permit or suffer the demised premises or any part thereof, or any building or part thereof for the time being thereon to be used otherwise than as a luxury resort complex, and for purposes ancillary thereto (as defined in sub clause (20)(c)(i) of this clause) and not to do, permit or suffer anything to be done upon any part of the demised premises which may be or may become a nuisance or annoyance or cause damage or inconvenience to the tenants or occupiers of adjoining premises;

                  Provided that the Lessee shall not be in breach of this covenant by reason only of building or construction works properly carried out in accordance with the Lessee's covenants contained in sub-clause (4) of this clause.________________________________________________

              (7) Not to use or suffer or permit the use of any part of the demised premises or any building for the time being thereon for any illegal or immoral purpose.__________________________

              (8) Not to install in or erect on or attach to the demised premises or any part thereof or building thereon any television satellite reception device or any television broadcast or cable transmission




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                                                                             4

                  equipment without the prior written consent of the Crown which consent if granted may be granted subject to such conditions as to the Crown may seem fit.____________________

              (9) To permit the duly authorized agents of the Crown with or without workmen and others to enter upon the demised premises or any part thereof or any building for the time being erected thereon at any reasonable time to examine the condition thereof and to ascertain that there has been or has not been any breach or non-compliance by the Lessee of or with the several covenants herein contained._____________________________________________

             (10) At all times during the said term to keep all buildings or erections which may be upon the demised premises insured from loss or damage by fire, flood, hurricane and all other usual insurable risks in some insurance office approved by the Crown to the full value thereof from time to time together with two years minimum rent as reserved in the Second Part of the Schedule hereto and to notify the insurance off ice of the Crown's interest in the policy as a beneficiary and to make all payment's necessary for the above purposes immediately the same shall become payable and to produce to the Crown on demand the several policies of such insurance and the receipts for every such payment._____________________________________

             (11) As often as the buildings or erections on the demised premises shall be destroyed or damaged as aforesaid forthwith to rebuild and reinstate the same to the satisfaction of the Crown it being hereby agreed that all monies to be received by virtue of any such insurance as aforesaid (save monies received in respect of loss or rent) shall be applied in rebuilding and reinstating the said buildings or erections and in case the said monies shall be insufficient for that purpose the Lessee shall make up any deficiency out of its own money: PROVIDED that if the rebuilding or reinstatement of the buildings or any part thereof shall be frustrated all the insurance monies relating thereto shall be shared as may be agreed between the Crown and the Lessee in proportion with their respective loss: PROVIDED FURTHER that where by reason of damage or destruction to the demised premises by hurricane or flood or other similar natural phenomena it




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                  is impracticable to rebuild or reinstate any building or
                  erection on its former site the Lessee may choose a new site or make such modifications for any such building or erection as may be requisite subject to planning permits and building permits being granted by the appropriate authorities.___________________________________________

             (12) Not to erect on the demised premises any building within one hundred feet of the seaward boundary of the demised premises and not to prevent, hinder or obstruct the access of all persons at all times over and along the land between the seaward boundary of the demised premises and the sea, on the said plan marked `A' to allow such access as aforesaid over a space of land not less than six feet in width from the seaward boundary of the demised premises._______________

             (13) To keep and maintain the demised premises and any buildings for the time being erected thereon and all sanitary and water apparatus in or under the premises and appertaining thereto in good and substantial repair and condition._____________________________________________

             (14) Not to cut down, lop, fell or up-root any timber or other trees without the prior written consent of the Crown._________________________________________________

             (15) To keep the demised premises clean tidy and in proper condition and not to suffer or permit the accumulation of any rubbish or filth thereupon;

                  Provided always that the Lessee shall not be in breach of this covenant by reason only of the proper carrying out on the demised premises of the development works described in subclause (4) of this clause.__ ___________________________

             (16) Not to discharge or suffer or permit the discharge of any sewage, waste or noxious or polluting matter in to the sea or the ponds on the demised premises or adjacent to the demised premises._____

             (17) In the execution of the development works to conform at all times at its own expense to all provisions of any written law for the time being which is applicable thereto and in particular to




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                  obtain the permissions required under the Building
                  Ordinance (Cap. 284) and Building Regulations made thereunder, The Land Development Control Ordinance and Regulations made thereunder or any statutory modification or reenactment thereof prior to commencement of any of the development works on the demised premises.___________________

             (18) To remove any building, erection or works made otherwise than under and in accordance with the provisions of this Lease or without prior written consent of the Crown and to make good all damage caused by such removal and to restore all parts of the demised premises affected thereby to a good and tenantable condition._______________________________

             (19) Not to do or suffer or permit to be done on or in
                  connection with the demised premises anything which may be in contravention of any provision of any written law relating to planning or to the development of land.__________________________________________________

             (20) (a) Not to transfer or assign this Lease without the prior written consent of the Crown, which consent shall not be unreasonably withheld.______________________________

                  (b) Not to encumber the demised premises by way of charge, mortgage, debenture or otherwise without the prior written consent of the Crown._________________________

                  (c) Not to underlet or part with possession of the demised premised or any part thereof save to the extent of -

                      (i) a sublease or license of a building or part thereof
                          to a person or company not requiring an Aliens Land Holding License or (with the prior written consent of the Crown) to a person requiring an Aliens Land Holding License, for a term or terms (including any option for renewal) which does not exceed in the aggregate twenty one years for use for a purpose ancillary to the operation on the demised premises of a luxury resort complex: and for the avoidance of doubt it is hereby declared and agreed that retail shops (other than food and




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                          liquor) sporting facilities and restaurant or
                          catering facilities intended for use by persons who are guests or visitors of or to the demised premises are purposes ancillary to the use of the demised premises as aforesaid: PROVIDED always that no such sublease or license shall be granted in respect of any building or a part thereof which is used or intended to be used for the accommodation of guests: or

                     (ii) a sublease or license in relation to a completed
                          building or a part thereof as it relates to villas (except any part of Phase I which will be used and managed solely as a hotel and an integral part of the luxury resort complex) which are used or intended to be used for the accommodation of guests provided that any such subletting or license shall be subject to an agreement or arrangement enforceable in law by the Lessee against the sublessee or licensee that the part of the demised premises concerned shall be available as commercially let holiday or vacation accommodation to persons other than the sublessee or licensee for not less than ten months in each period of twelve months following the commencement of the sublease or license and that the parts of the demised premises concerned shall be used and managed as an integral part of the luxury resort complex and provided further that the two months in which the part of the demised premises is not available as commercially let holiday or vacation accommodation under this paragraph shall comprise one month in the period May to November and one month in the period December to April in each year: and provided further that this sub-clause shall not apply to any units constructed as private homes for permanent residence as provided for in Phase 4 of the Third Part of the Schedule._______________________________




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             (21) On the expiration or earlier determination of the said term peaceably to yield up to the Crown the demised premises together with the buildings and erections thereon in tenantable repair and condition in accordance with the Lessee's covenants herein contained.______________________

             (22) To charge all guests staying at the demised premises a full and proper rate for their accommodation and to keep proper accounts thereof and otherwise to act in accordance with the provisions of the Accommodation Tax Ordinance 1973 or any statutory modification or re-enactment of the same.__________________________________________________

Crown's  3.   The Crown hereby covenants with the Lessee as follows -


Covenants     (1) That the Lessee paying the rents reserved and performing and observing the covenants on the part of the Lessee and the conditions herein contained shall peacefully hold and enjoy the demised premises during the term hereby granted without any interruption or disturbance by the Crown or any person rightfully claiming under or in trust for the Crown.____________________

              (2) If the Lessee by reason of any act or omission shall cease to be such then any assignee or sublessee of the Lessee may remain in possession upon compliance with the terms of its assignment or sublease including payment of rents provided therein directly to the Crown:

                  Provided always that any assignee or sublessee agrees to attorn to the Crown.________________

              (3) That the Lessee paying the rents reserved and performing and observing the covenants on the part of the Lessee and the conditions herein contained the Crown will not willfully do anything whereby the trade or goodwill of the luxury resort complex shall be materially injured._________

              (4) The Government shall indemnify, defend and hold the Lessee harmless from and against any and all costs, expenses (including, without limitation, attorney's fees and disbursements) and damages arising out of any claims that may be brought of any person or company in relation to the existing buildings or otherwise on the demised premises and in relation to any interest such




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                                                                             9

                  person may have had or has up to the moment of execution of this Lease Agreement in relation to any project previously associated with demised premises.

Provisos 4.   Provided always and it is hereby agreed and declared as follows:

Crown's       (1)  IF:

right to           (a) the rents hereby reserved or any part of them shall
                       remain unpaid for sixty days after the
re-enter same shall have become due (whether formally demanded or not): or

                  (b) the Lessee shall fail to perform and observe or
                      diligently pursue any of the covenants herein contained and on the Lessee's part to be performed and observed or fail to remedy the breach of any of the said covenants within two months after receipt of notice in writing to that effect: or

                  (c) the Lessee, being a company shall enter into
                      liquidation whether compulsory or not (except for the purpose of amalgamation or reconstruction) or being an individual shall become bankrupt: or

                  (d) the Lessee shall enter into an arrangement or
                      composition with its creditors or suffer any distress or execution to be levied on its goods on the demised premises:

                  then and in any such case it shall be lawful for the Crown at any time thereafter (but subject always to the provisions of sections 56 and 57 of the Registered Land Ordinance) to enter upon the demised premises or any part thereof in the name of the whole and take possession of the demised premises and all buildings works or erections on the demised premises and all chattels building materials plant and other equipment thereon (other than the property of any independent contractor engage in works of construction) with power to hold and dispose of the same as absolute owners and thereupon this demise shall absolutely determine but without prejudice to




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                  the right of action of the Crown in respect of any arrears of rent or any breach of covenant.__________________________

              (2) Any notice of determination or any other notice required to be given by the Crown shall (so long as the reversion immediately expectant on the term hereby created shall remain vested in the Crown) be given either under the hand of the Governor of Anguilla or the Attorney General of the Government of Anguilla for the time being and shall be sufficiently served if sent by registered post addressed to the Lessee at its registered office and any notice required to be given by the Lessee shall be sufficiently served if handed to the Attorney General or if sent by registered post to the Attorney General at his last known office address._____________________

              (3) If the Lessee shall be in breach of the covenant on its part to be performed and observed as set out in clause 2(4) hereof there shall be payable to the Crown as liquidated damages and in respect each breach of the covenant as aforesaid the sum of one hundred dollars United States currency for each day upon which any such breach of covenant as aforesaid shall continue provided however that any action taken by the crown pursuant to the provisions hereto shall be without prejudice to the Crown's rights in relations to any conditions imposed under an Aliens Land Holding License granted to the Lessee in connection herewith and the rights of the Crown thereunder with respect to any breaches of conditions and the Crown's remedies thereunder in accordance with the provisions of the Alien Landholding Regulation Ordinance.______________

Arbi-    6.   Any dispute or difference between the parties hereto arising under or in connection with this Lease shall
tration       be arising under or in connection with this Lease shall be referred to arbitration in accordance with the law for the time being of England, but any such arbitration shall be heard and determined in Anguilla.___




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Nation-  7.   In the event that any part or the whole of the demised premises or any buildings thereon or any property of
alisation     the Lessee shall be compulsorily acquired or in any other
              manner expropriated or acquired by the Crown the Crown shall make prompt payment of adequate compensation therefore in United States Currency or in such other form as may be agreed between the parties._______________________________________

Execut-  8.   This Lease shall be executed with two counterparts.______________
ion

Margin   9.   The marginal notes hereto and the headings in the Schedule hereto shall not affect the construction of this Agreement.__________________________________________________



              IN WITNESS whereof the said Brian George John Canty has set his hand and seal on behalf of the Crown and the common seal of Casablanca Resorts Development of Anguilla Limited has been affixed as authorized in manner requisite by law the day and year first before written.



              Signed Sealed and Delivered

              by BRIAN GEORGE JOHN CANTY     /S/____________________  Signature
                     Governor



              In the Presence of:            /S/____________________
                                                  (name of witness)



                                                                       SEAL




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                                                                            12


              Signed Sealed and Delivered
              by Casablanca Resorts Development
              of Anguilla Limited                  /S/______________________
                                                      Signature of Director


                                                   /S/______________________
                                                      Signature of Secretary




                                                                         SEAL




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                                                                            13

                                 THE SCHEDULE


                                  FIRST PART

                              (Demised Premises)


SECTION:               BLOCK NO:                    PARCEL NOS.        AREA
West Central           28110 B                      Part of 21        37 acres


                                 SECOND PART

                                   (Rents)


1. The rents payable for the demised premises shall be: US$1,000 per acre per annum for the first five (5) years; US$1,500 per acre per annum for years 6-15 and thereafter the rent shall increase by US$500 per acre per annum in the next ten year period and in each successive ten year period thereafter up to a maximum of US$3,500 per acre, and the rental for the first five years shall be paid in advance being the sum of US$185,000; the sum of $55,000 ($185,000 - 130,000) being paid at the execution hereof (and receipt of the total sum of $185,000 whereof is hereby acknowledged) and thereafter the rent shall be paid yearly in advance at the rate set out above on or before the anniversary date in each and every year.

2. For the purpose of this Part of this Schedule the expression re-claimed includes the carrying out of any works which render any land useable for a commercial purpose and includes but shall not be limited to dredging landfilling or the construction of any building or other erection in on or above any land.




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                                                                            14


                                  THIRD PART


                             (Development Works)


PART A            PRELIMINARY

1. The Lessee shall carry out the building construction or development works described in this Schedule in accordance with the Scheme herein described.

2.  The development shall be carried out in four separate Phases.

3. Phases I to IV (inclusive) are referred to in this Schedule as "the Merrywing development" and shall be carried out in accordance in all respects with the provisions of this Schedule.

4. Subject to the exercise of his option under Phase IV of Part B of this Part the Lessee shall not be obliged to construct more than an aggregate of one hundred and fourteen guest rooms on the demised premises.

5. The Lessee shall notify the Crown in writing of the date of the actual commencement of work on each Phase of the development and the date of completion of the work on each Phase.


PART B         THE MERRYWING DEVELOPMENT

6. The Lessee shall commence the building and development on the demised premises and shall continue until the same is completed and ready for use and occupation in all respects in accordance with the plans drawings and site layouts previously approved by the Crown, and further in all respects in accordance with the provisions of this Part of this Schedule and at the times and manner herein provided and development shall be in accordance with the following Phases:




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                                                                            15


PHASE I


     COMMENCEMENT:         within three months of the date of this Lease.

     COMPLETION:           within 15 months from the date of signing of this
                           Lease.

     DEVELOPMENT WORKS:    -  42 Hotel Rooms
                           -  Restaurant
                           -  Hotel Lobby
                           -  Beauty Salon
                           -  Boutique
                           -  Laundry & Storage Facility
                           -  Management Offices


PHASE II

     COMMENCEMENT:         within six months of completion of Phase I

     COMPLETION:           within eighteen (18) months of commencement of
                           this phase.

     DEVELOPMENT           -  Swimming Pool
                           -  Tennis Courts (2)
                           -  42 Hotel Rooms
                           -  Meeting Rooms
                           -  Ancillary Works
                           -  Second Restaurant (if circumstances justify)
                           -  Bar




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                                                                            16


PHASE  III

     COMMENCEMENT:         within six months of completion of Phase II.

     COMPLETION:           within two years after commencement of this phase.

     DEVELOPMENT:          -  30 Hotel Rooms


PHASE IV

     COMMENCEMENT:         This Phase shall be optional at the instance of
                           the Lessee, provided that such option is exercised by the Lessee within (18) eighteen months of the completion of Phase III.

     COMPLETION:           Within two years after commencement of this Phase
                           if said option is exercised.

     DEVELOPMENT:          -  Villas

                           - Private homes for permanent Residence - Number of Units - as determined by the Lessee and approved by the Government provided that all necessary building and planning permission is obtained from the relevant authorities.